                                                                    EXHIBIT 99.1




                            SECURESOFT SYSTEMS, INC.

                              Financial Statements
                           December 31, 2002 and 2001

                                 C O N T E N T S

Independent Auditors' Report ..........................................        3

Balance Sheet .........................................................        4

Statement of Operations ...............................................        5

Statement of Stockholders' Equity .....................................        6

Statement of Cash Flows ...............................................        7

Notes to the Financial Statements .....................................        8


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of SecureSoft Systems, Inc.
Carlsbad, CA

We have audited the accompanying balance sheets of SecureSoft Systems, Inc. as of December 31, 2002 and 2001 and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SecureSoft Systems, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has a negative current ratio and a lack of working capital which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Chisholm & Associates
North Salt Lake, Utah
February 6, 2003

                            SECURESOFT SYSTEMS, INC.

                                 Balance Sheets

                                     ASSETS

                                                                               December 31,
                                                                         2002                2001
                                                                      -----------         -----------
Current Assets
  Cash                                                                $    23,594         $    63,334
  Accounts Receivable                                                      17,300              15,000
  Advances - Related Party                                                 35,000              35,000
  Inventory                                                                 5,244                --
                                                                      -----------         -----------
    Total Current Assets                                                   81,138             113,334

  Equipment, Net                                                           19,226              14,935

Other Assets

  Software Development Costs, Net                                         170,298             103,054
  Deposits                                                                  8,345                --
                                                                      -----------         -----------
    Total Other Assets                                                    178,643             103,054
                                                                      -----------         -----------
    Total Assets                                                      $   279,007         $   231,323
                                                                      ===========         ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

  Accounts Payable                                                    $   109,910         $   104,978
  Accrued Expenses                                                        531,254             573,596
  Current Portion of Long-Term Debt                                       195,032             166,507
                                                                      -----------         -----------
    Total Current Liabilities                                             836,196             845,081
Long-Term Liabilities
  Notes Payable                                                            72,500              72,500
  Notes Payable - Related Party                                             2,532              14,007
  Convertible Debentures                                                  120,000              80,000
  Less: Current Portion of Long-Term Debt                                (195,032)           (166,507)
                                                                      -----------         -----------
    Total Long-Term Liabilities                                              --                  --
                                                                      -----------         -----------

    Total Liabilities                                                     836,196             845,081
                                                                      -----------         -----------

Stockholders' Equity

  Common Stock, Authorized 20,000,000 Shares, $.001 Par Value,
    Issued and Outstanding 14,622,197                                      14,622              14,622
  Additional Paid in Capital                                            2,023,222           2,023,222
  Retained Earnings (Deficit)                                          (2,595,033)         (2,651,602)
                                                                      -----------         -----------
Total Stockholders' Equity                                               (557,189)           (613,758)
                                                                      -----------         -----------
    Total Liabilities and Stockholders' Equity                        $   279,007         $   231,323
                                                                      ===========         ===========



   The accompanying notes are an integral part of these financial statements.

                            SECURESOFT SYSTEMS, INC.

                            Statements of Operations

                                                 For the Year Ended
                                                     December 31,
                                           ---------------------------------
                                              2002                  2001
                                           ------------         ------------
Revenues                                   $  2,499,843         $    549,900

Cost of Sales                                   231,646               93,285
                                           ------------         ------------
Gross Profit (Loss)                           2,268,197              456,615
                                           ------------         ------------

Operating Expenses

  General & Administrative                    2,167,337            1,533,147
                                           ------------         ------------
    Total Operating Expenses                  2,167,337            1,533,147
                                           ------------         ------------
Net Operating Income (Loss)                     100,860           (1,076,532)
                                           ------------         ------------

Other Income(Expense)
  Interest Income                                    43                   10
  Interest Expense                              (43,774)              (8,756)
  Other Income (Expense)                            240                1,122
                                           ------------         ------------
    Total Other Income(Expense)                 (43,491)              (7,624)
                                           ------------         ------------

Income (Loss) Before Income Taxes                57,369           (1,084,156)

Income Tax Expense                                  800                  800
                                           ------------         ------------
Net Income (Loss)                          $     56,569         $ (1,084,956)
                                           ============         ============
Net Income (Loss) Per Share                $       0.00         $      (0.08)
                                           ============         ============

Weighted Average Shares Outstanding          14,622,197           14,398,281
                                           ============         ============


   The accompanying notes are an integral part of these financial statements.

                            SECURESOFT SYSTEMS, INC.

                  Statements of Stockholders' Equity (Deficit)


                                                     Common Stock               Additional          Retained
                                              -------------------------          Paid-in            Earnings
                                                Shares           Amount          Capital           (Deficit)
                                                ------           ------          -------           ---------

Balance December 31, 2000                     14,037,867         14,038         1,409,306         (1,566,646)
January 2001 - stock issued for
  services at $1.00 per share                    139,000            139           138,861               --

February 2001 - stock issued for
  cash at $1.50 per share                         60,330             60            90,440               --

June 2001 - stock issued for
  services at $1.00 per share                    300,000            300           299,700               --

October 2001 - stock issued for
  services at $1.00 per share                     85,000             85            84,915               --

Net income (loss) for the period ended
  December 31, 2001                                 --             --                --           (1,084,956)
                                              ----------         ------         ---------         ----------
Balance, December 31, 2001                    14,622,197         14,622         2,023,222         (2,651,602)

Net income (loss) for the year ended
  December 31, 2002                                 --             --                --               56,569

                                              ----------         ------         ---------         ----------
Balance, December 31, 2002                    14,622,197        $14,622        $2,023,222        $(2,595,033)
                                              ==========        =======        ==========        ===========


   The accompanying notes are an integral part of these financial statements.

                            SECURESOFT SYSTEMS, INC.

                            Statements of Cash Flows

                                                               For the Year Ended
                                                                  December 31,
                                                          -----------------------------
                                                            2002                2001
                                                          ---------         -----------
Cash Flows from Operating Activities:
  Net Income (Loss)                                       $  56,569         $(1,084,956)
  Adjustments to Reconcile Net Loss to Net Cash
    Provided by Operations:
     Depreciation & Amortization                             51,370               5,719
     Stock Issued for Services                                 --               524,000
  Change in Operating Assets and Liabilities:
     (Increase) Decrease in:
     Accounts Receivable                                     (2,300)              5,000
     Inventory                                               (5,244)               --
     Increase (Decrease) in:
     Accounts Payable                                         4,931              69,249
     Accrued Expenses                                       (42,342)            315,996
                                                          ---------         -----------

  Net Cash Provided(Used) by Operating Activities            62,984            (164,992)

Cash Flows from Investing Activities:
  Payments for Software Development Costs                  (109,819)            (31,054)
  Payments for Deposits                                      (8,345)               --
  Payments for Equipment                                    (13,086)            (10,855)
                                                          ---------         -----------

  Net Cash Provided (Used) by Investing Activities         (131,250)            (41,909)

Cash Flows from Financing Activities:
  Proceeds from Issuance of Common Stock                       --                90,500
  Proceeds from Issuance of Notes Payable                   323,313             365,007
  Principal Payments on Notes Payable                      (294,787)           (216,100)
                                                          ---------         -----------

  Net Cash Provided (Used) by Financing Activities           28,526             239,407
                                                          ---------         -----------

Increase (Decrease) in Cash                                 (39,740)             32,506

Cash and Cash Equivalents at Beginning of Period             63,334              30,828
                                                          ---------         -----------

Cash and Cash Equivalents at End of Period                $  23,594         $    63,334
                                                          =========         ===========

Cash Paid For:
  Interest                                                $  43,517         $     2,412
                                                          =========         ===========
  Income Taxes                                            $     800         $      --
                                                          =========         ===========
Non-Cash Investing and Financing Activities:
  Shares Issued for Services                              $    --           $   524,000
                                                          =========         ===========



   The accompanying notes are an integral part of these financial statements.

                            SECURESOFT SYSTEMS, INC.
                        Notes to the Financial Statements
                           December 31, 2002 and 2001

NOTE 1 - Summary of Significant Accounting Policies

      a.    Organization

            SecureSoft Systems, Inc. (the Company), was organized under the laws of the State of Delaware in August 1999. The Company is engaged in the business of developing HIPPA compliance software.

      b.    Accounting Method

            The Company recognizes income and expense on the accrual basis of accounting.

      c.    Revenue Recognition

            Revenue from the sale of software and consulting is recognized when an agreement is made, delivery is complete, no significant obligations remain unfulfilled and collection of the receivable is probable. In instances where a significant obligation exists, revenue recognition is delayed until the obligation has been satisfied.

      d.    Receivables

            Accounts receivable is recorded net of an allowance account when management deems a receivable to be uncollectible. As of December 31, 2002 and 2001, all accounts receivable is deemed to be fully collectible.

      e.    Cash and Cash Equivalents

            The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

      f.    Inventory

            Inventory consists of computer equipment which is held for resale. The equipment is stated at the lower of cost or market.

      g.    Property and Equipment

            Property and Equipment consists of the following at December 31, 2002 and 2001:



                                                   2002             2001
                                                 --------         --------
Computers and Equipment                          $ 34,740         $ 21,655
Accumulated Depreciation                          (15,514)          (6,720)
                                                 --------         --------
Total Property & Equipment                       $ 19,226         $ 14,935
                                                 ========         ========


            The provision for depreciation is calculated using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the periods ended December 31, 2002 and 2001 is $8,795 and $5,719, respectively.

            In accordance with SFAS No. 144, the Company records impairment of long-lived assets to be held and used or to be disposed of when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount. At December 31, 2002 and 2001, no impairments have been recognized.

                            SECURESOFT SYSTEMS, INC.
                        Notes to the Financial Statements
                           December 31, 2002 and 2001

NOTE 1 - Summary of Significant Accounting Policies (Continued)

      h. Software Development Costs

            In accordance with SFAS No. 86, software development costs are expressed as incurred until technological feasibility has been established, at which time such costs are capitalized until the product is available for general release to customers. Capitalized costs are then amortized on a straight-line basis over the estimated product life, or on the ratio of current revenues to total projected product revenues, whichever is greater. Total capitalized software development costs at December 31, 2002 and 2001 was $212,873 and $103,054, respectively. Amortization expense for the periods ended December 31, 2002 and 2001 was $42,575 and $0, respectively. Research and development costs are expressed as incurred. During 2002 and 2001, there were no research and development expenses.

      i. Provision for Income Taxes

            No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $2,595,000 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2019.

            Deferred tax assets and the valuation account is as follows at December 31, 2002 and 2001:


                                 2002              2001
                              ---------         ---------
Deferred tax asset:
   NOL carrryforward          $ 882,300         $ 901,545
   Valuation allowance         (882,300)         (901,545)
                              ---------         ---------
Total                         $    --           $    --
                              =========         =========


      j. Stock Options

            As permitted by SFAS No. 123, the Company has elected to measure and record compensation cost relative to stock option costs in accordance with APB Opinion 25 which requires the Company to make pro forma disclosures of net income (loss) and basic earnings (loss) per share as if the fair values of the valuing stock options have been applied.

      k. Earnings (Loss) Per Share

            The computation of earnings (loss) per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements. Fully dilutive earnings per share has not been presented because it equals primary earnings per share.

                                     FOR THE YEARS ENDED
                                          DECEMBER 31,
                               ---------------------------------
                                  2002                 2001
                                  ----                 ----

Income (Loss) Numerator        $    56,569        $ (1,084,956)

Shares (Denominator)            14,622,197          14,398,281
                               -----------        ------------
Per Share Amount               $      0.00        $      (0.08)
                               ===========        ============

                            SECURESOFT SYSTEMS, INC.
                        Notes to the Financial Statements
                           December 31, 2002 and 2001

NOTE 1 - Summary of Significant Accounting Policies (Continued)

      l. Use of Estimates in the Preparation of Financial Statements

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets, liabilities and expenses involve extensive reliance on management's estimates. Actual results could differ from those estimates.

      m. Financial Instruments

            The recorded amounts for financial instruments, including cash equivalents, receivables, investments, accounts payable and accrued expenses, and long-term debt approximate their market values as of December 31, 2002 and 2001. The Company has no investments in derivative financial instruments.

NOTE 2 - Going Concern

            The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has negative working capital and is dependent upon financing to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to continue to increase revenues through additional contracts to provide services. The Company will also raise funds from investors as needed or negotiate loan instruments to provide necessary capital.

NOTE 3 - Related Party Transactions

            During 2002 and 2001 an officer loaned the Company $273,312 and $25,007, respectively. During 2002 and 2001, the Company paid to the officer $284,787 and $16,000, respectively. As of December, 2002 and 2001, the balance of the note payable is $1,032 and $12,507, respectively.

            During 2002 and 2001, an officer loaned the Company $0 and $5,000, respectively. During 2002 and 2001, the Company paid the officer $0 and $3,500, respectively. As of December 31, 2002 and 2001, the balance of the note is $1,500 and $0 respectively.

            During 2001, former employees loaned the Company $62,500. In 2001, the former employees were paid $76,600. As of December 31, 2002 and 2001, the balance of the notes payable is $0.

            During 2000, the Company advanced $35,000 to an officer. As of December 31, 2002 and 2001, the balance of the advance is $35,000.

NOTE 4 - Commitments and Contingencies

            In September 2002, the Company committed to an operating lease for office space. The lease requires a monthly payment of $5,695. The lease expires in June 2005.

                            SECURESOFT SYSTEMS, INC.
                        Notes to the Financial Statements
                           December 31, 2002 and 2001

NOTE 4 - Commitments and Contingencies (Continued)

            Future minimum lease payments on operating lease obligations are as follows at December 31, 2002:

      2003                               $ 68,340
      2004                                 68,340
      2005                                 34,170
                                         --------
Total Operating Lease Obligations        $170,850
                                         ========


            Rent expense from operating leases at December 31, 2002 and 2001 was $43,530 and $107,085.

NOTE 5 - Long-Term Liabilities

            Long-term liabilities are detailed as follows at December 31, 2002 and 2001:

                                                                                    December 31,
                                                                               2002              2001
                                                                            ---------         ---------
Notes Payable:
Note payable to an individual, bears interest at
10%, unsecured, payable upon demand                                         $  72,500         $  72,500
                                                                            ---------         ---------

    Total Notes Payable                                                        72,500            72,500
                                                                            ---------         ---------

    Notes Payable Related Party:

    Note payable to an officer, bears interest at
    10%, unsecured, payable upon demand                                         1,032            12,507

    Note payable to an officer, non-interest
    bearing, unsecured, payable upon demand                                     1,500             1,500
                                                                            ---------         ---------

    Total Notes Payable Related Party                                           2,532            14,007
                                                                            ---------         ---------

  Convertible Debentures:

    Note payable to a corporation, bears interest at 12%, unsecured, convertible into common stock at $0.50 per share until maturity;
    thereafter price is $0.25 per share, principal due at maturity,
    matured March 31, 2002, past due                                           70,000            80,000

    Note payable to a corporation, bears interest at 12%, unsecured, convertible into common stock at $0.50 per share until maturity;
    thereafter price is $0.25 per share, principal due at maturity,
    matured December 31, 2002, past due                                        50,000              --
                                                                            ---------         ---------

   Total Convertible Debentures                                             $ 120,000         $  80,000
                                                                            ---------         ---------


         Total Long Term Liabilities                                        $ 195,032         $ 166,507
                                                                            ---------         ---------


         Less current portion                                               $(195,032)        $(166,507)
                                                                            ---------         ---------

            Net Long Term Liabilities                                       $    --           $    --
                                                                            =========         =========

                            SECURESOFT SYSTEMS, INC.
                        Notes to the Financial Statements
                           December 31, 2002 and 2001

NOTE 5 - Long Term Liabilities (Continued)

            Future minimum principal payments on long term liabilities are as follows at December 31, 2002:

   2003                          195,032
   2004                             --
   2005                             --
   2006                             --
   2007                             --
                                --------
     Total                      $195,032
                                ========

NOTE 6 - STOCK OPTIONS

      In December 2002, the Company granted stock options to qualified employees. The options expire 5 years from the date of issuance. The exercise price is $0.50. The total number of options granted was 285,000. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date of $0.50, risk free rate of 4.0%, life of 5 years, volatility of 0% with no dividend yield.

      In December 2002, the Company granted stock options to a qualified employee. The options expire 10 years from the date of issuance. The exercise price is $0.50. The total number of options granted was 600,000. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date of $0.50, risk free rate of 4.0%, life of 10 years, volatility of 0% with no dividend yield.

      In February 2002, the Company granted stock options to a qualified employee. The options expire 10 years from the date of issuance. The exercise price is $0.50. The total number of options granted was 219,387. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date of $0.50, risk free rate of 4.0%, life of 10 years, volatility of 0% with no dividend yield.

      In February 2002, the Company granted stock options to a qualified non-employee for services. The options expire 4 years from date of issuance. The exercise price is $0.50 per share. The total number of options granted was 50,000. The Company valued the options at $0. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date $0.50, risk free rate of 4.0%, life of 4 years, volatility of 0% with no dividend yield.

      In October 2001, the Company granted stock options to a qualified non-employee for services. The options expire 4 years from date of issuance. The exercise price is $0.50 per share. The total number of options granted was 80,000. The Company valued the options at $0. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date $0.50, risk free rate of 4.0%, life of 4 years, volatility of 0% with no dividend yield.

                            SECURESOFT SYSTEMS, INC.
                        Notes to the Financial Statements
                           December 31, 2002 and 2001

NOTE 6 - STOCK OPTIONS (Continued)



      In July 2001, the Company granted stock options to a qualified non-employee for services. The options expire 4 years from date of issuance. The exercise price is $1.00 per share. The total number of options granted was 100,000. The Company valued the options at $0. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date $1.00, risk free rate of 4.0%, life of 4 years, volatility of 0% with no dividend yield.

      In July 2001, the Company granted stock options to a qualified employee. The options expire 5 years from the date of issuance. The exercise price is $0.50. The total number of options granted was 5,000. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date of $0.50, risk free rate of 4.0%, life of 5 years, volatility of 0% with no dividend yield.

      In July 2001, the Company granted stock options to a qualified employee. The options expire 5 years from the date of issuance. The exercise price is $1.00. The total number of options granted was 250,000. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date of $1.00, risk free rate of 4.0%, life of 5 years, volatility of 0% with no dividend yield.

      In June 2001, the Company granted stock options to a qualified non-employee for services. The options expire 4 years from date of issuance. The exercise price is $0.50 per share. The total number of options granted was 50,000. The Company valued the options at $0.

      The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date $0.50, risk free rate of 4.0%, life of 4 years, volatility of 0% with no dividend yield.

      In May 2001, the Company granted stock options to a qualified employee. The options expire 5 years from the date of issuance. The exercise price is $0.50. The total number of options granted was 100,000. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date of $0.50, risk free rate of 4.0%, life of 5 years, volatility of 0% with no dividend yield.

      In April 2001, the Company granted stock options to qualified employees. The options expire 5 years from the date of issuance. The exercise price is $0.50. The total number of options granted was 20,000. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date of $0.50, risk free rate of 4.0%, life of 5 years, volatility of 0% with no dividend yield.

      In April 2001, the Company granted stock options to a qualified non-employee for services. The options expire 4 years from date of issuance. The exercise price is $0.50 per share. The total number of options granted was 30,000. The Company valued the options at $0. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date $0.50, risk free rate of 4.0%, life of 4 years, volatility of 0% with no dividend yield.

                            SECURESOFT SYSTEMS, INC.
                        Notes to the Financial Statements
                           December 31, 2002 and 2001

NOTE 6 - STOCK OPTIONS (Continued)

      In March 2001, the Company granted stock options to a qualified employee. The options expire 5 years from the date of issuance. The exercise price is $0.50. The total number of options granted was 15,000. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date of $0.50, risk free rate of 4.0%, life of 5 years, volatility of 0% with no dividend yield.

      In February 2001, the Company granted stock options to a qualified employee. The options expire 5 years from the date of issuance. The exercise price is $0.50. The total number of options granted was 50,000. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date of $0.50, risk free rate of 4.0%, life of 5 years, volatility of 0% with no dividend yield.

      In January 2001, the Company granted stock options to a qualified non-employee for services. The options expire 2 years from date of issuance. The exercise price is $0.50 per share. The total number of options granted was 300,000. The Company valued the options at $0. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date $0.50, risk free rate of 4.0%, life of 2 years, volatility of 0% with no dividend yield.

      In January 2001, the Company granted stock options to a qualified non-employee for services. The options expire 4 years from date of issuance. The exercise price is $0.25 per share. The total number of options granted was 250,000. The Company valued the options at $0. The fair value of the stock options was determined using the Black-Scholes pricing model with the following assumptions: stock price at grant date $0.25, risk free rate of 4.0%, life of 4 years, volatility of 0% with no dividend yield.

      A summary of the option activity follows:

                                                   Weighted
                                                    Average
                                     Options       Exercise
                                   Outstanding       Price
                                   -----------       -----

Outstanding, January 1, 2001        2,720,000        $0.92
Granted                             1,250,000         0.59
Exercised                                --           --
Canceled/forfeited                  1,224,375         0.57
Balances, December 31, 2001         2,745,625         0.92

Outstanding, January 1, 2002        2,745,625        $0.92
Granted                             1,154,387         0.50
Exercised                                --           --
Canceled/forfeited                    695,000         1.30
Balances, December 31, 2002         3,205,012        $0.47



                  Number of           Weighted
                   Options             Average       Weighted
                Outstanding at        Remaining      Average
 Exercise        December 31,        Contractual     Exercise
  Prices            2002                Life          Price
  ------            ----                ----          -----


$    0.25          166,667             0.75        $    0.25
$    0.50        2,413,345             0.66        $    0.50
$    1.00          100,000             0.63        $    1.00
$    1.59          525,000             0.30        $    1.59


                            SECURESOFT SYSTEMS, INC.
                        Notes to the Financial Statements
                           December 31, 2002 and 2001

NOTE 6 -  STOCK OPTIONS (Continued)

      Proforma Net Income (Loss):

                                                  December 31,     December 31,
                                                     2002              2001
                                                    -------        -----------
Net income(loss) as reported                        $56,569        $(1,084,956)
Pro forma net income(loss)                           56,569         (1,084,956)
Basic income (loss) per share as reported            56,569         (1,084,956)
Pro forma income (loss) per share                    56,569         (1,084,956)

NOTE 7 - Subsequent Event

      On April 16, 2003, the Company completed an Agreement and Plan of Share Exchange with S3I Holdings (formerly Axtion Foods, Inc.) (S3I), a public California company. Pursuant to the agreement, the Company exchanged all of their outstanding shares of common stock for 15,702,197 shares of common stock of S3I. The acquisition has been recorded as a reverse acquisition whereby the Company is the accounting survivor and S3I is the legal survivor.